                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant To Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


                                 April 11, 1996
                  ____________________________________________
                Date Of Report (Date of Earliest Event Reported)



                                  UNICO, Inc.
                  ____________________________________________
             (Exact Name Of Registrant As Specified In Its Charter)

                         Commission File Number 0-15303
                         _____________________________



        Delaware                                     73-1215433
__________________________________        _______________________________
  (State or other jurisdiction              (IRS Employer Identification
of incorporation or organization)                  Number)


                    8380 Alban Road, Springfield, VA  22150
                      ___________________________________
                    (Address of principal executive offices)


                                 (703) 644-0200
                  ____________________________________________
              (Registrant's telephone number, including area code)

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ITEM 1.  CHANGE OF CORPORATE ADDRESS


     Effective April 1, 1996, UNICO, Inc. (the "Company") has changed its corporate headquarters location and address to:

                                                  8380 Alban Road
                                                  Springfield, Virginia 22150
                                                  (703) 644-0200



ITEM 5.  CHANGE IN EXECUTIVE OFFICERS


     Effective April 1, 1996, Gerard R. Bernier has been named as Chief Executive Officer and President of UNICO, Inc. and subsidiaries, succeeding W. Douglas Frans, who has resigned from the Company to pursue other interests. Mr. Frans also resigned his position of Chairman of the Board of Directors effective this same date. Mr. Bernier, who currently serves as Vice Chairman of the Board of Directors, has assumed the responsibilities of Chairman. No disputes or other matters of disagreement are involved in Mr. Frans' resignation.



     Effective April 1, 1996, Robert Pulliza has been named as Chief Financial Officer, Corporate Secretary and Treasurer of UNICO, Inc. and subsidiaries, succeeding Ted W. Strickland, who has resigned from the Company to pursue other interests. No disputes or other matters of disagreement are involved in Mr. Strickland's resignation.



     A copy of the press release related to these events is attached to this Form 8-K, as Exhibit 1.



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ITEM 7.  EXHIBITS

     (c)  Exhibit 1.

           1)  Press Release of April 1, 1996.



                                                                  Page 3 of 4
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 11, 1996              UNICO, Inc.
                                   -----------
                                   (Registrant)

                                   /s/ Gerard R. Bernier
                                   ______________________________

                                   Gerard R. Bernier
                                   Chief Executive Officer
                                   and President

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